UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 30, 2004
                                                           -------------



                         Accelr8 Technology Corporation
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               (Exact name of registrant as specified in charter)




        Colorado                       0-11485                   84-1072256
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(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                  Number)             Identification No.)



            303 East Seventeenth Avenue, #108, Denver, Colorado 80203
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (303) 863-8088
                                                           --------------


                                 Not Applicable.
                                 ---------------
         (Former name or former address, if changed since last report.)

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ITEM 5. COMPLETION OF SALE OF  SOFTWARE BUSINESS

     On August 3, 2004, Accelr8 Technology Corporation announced that it had completed the sale of its software business, which consists of tools for legacy-code modernization and the resale of third-party software.

     A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS

Designation                Description
-----------                -----------

99.1                       Press Release dated August 3, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ACCELR8 TECHNOLOGY CORPORATION



Date:  August 3, 2004                      By: /s/  Thomas V. Geimer
                                               ---------------------------------
                                               Thomas V. Geimer, Chairman and
                                               Chief Executive Officer